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                                                                  Exhibit 10.2.2


                                 Fifth Amendment
                                 ---------------

                                       to

                              MASSBANK FOR SAVINGS
                              --------------------

                    EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST
                    -----------------------------------------

A. The Trust Agreement dated April 16, 1986 by and between MASSBANK FOR SAVINGS, a Massachusetts savings bank having its principal place of business in Reading, Massachusetts (the "Company"), and State Street Bank and Trust Company, as previously amended, is hereby amended as follows:

     1. Effective November 1, 1989, Section 2.09 is hereby amended by adding the following to the end thereof:

     "In determining the Compensation of a Member for purposes of this compensation limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member that have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted limitation is exceeded, then the limitation shall be pro rated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation."

     2. Effective November 1, 1994, Section 2.09 is hereby further amended by adding the following to the end thereof:

     "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, beginning in such calendar year over which compensation is determined (determination period). If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by

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     a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision."

     3. Effective January 1, 1993, the following Article XV is added immediately following the end of Article XIV:

                                   "ARTICLE XV

                                DIRECT ROLLOVERS

          15.01 APPLICATION OF THIS ARTICLE. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          15.02 WAIVER OF 30-DAY NOTICE. Notwithstanding the foregoing, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

               (a) the Committee clearly informs the Member that the Member has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (b) the Member, after receiving the notice, affirmatively elects a distribution.

          15.03 DEFINITIONS. Whenever used in this Article, the following words shall have the following meanings:

               (a) ELIGIBLE ROLLOVER DISTRIBUTION: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal



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               periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (b) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (c) DISTRIBUTEE: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

               (d) DIRECT ROLLOVER: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee."

B.   The Trust Agreement is in all other respects hereby confirmed.



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     IN WITNESS WHEREOF, this Amendment has been signed and sealed on behalf of the Bank by its duly authorized officer this 5th day of April, 1995.

                                     MASSBANK FOR SAVINGS


                                     By: /s/ Gerard H. Brandi
                                             -----------------------------------
                                             President



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                                                                  Exhibit 10.2.2
                                Sixth Amendment
                                ---------------

                                       to

               MASSBANK EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST
               --------------------------------------------------

A. The Trust Agreement dated April 16, 1986 by and between MASSBANK, a Massachusetts savings bank having its principal place of business in Reading, Massachusetts (the "Company"), and State Street Bank and Trust Company, as previously amended, is hereby further amended as follows, to reflect the change of the legal name of the Company:

     1. Section 1.01 is hereby amended by deleting the first sentence thereof and substituting the following therefor:

     "There is hereby established hereunder a trust known as the 'MASSBANK EMPLOYEES' STOCK OWNERSHIP TRUST.'"

     2. Section 2.08 is hereby amended by deleting such section in its entirety and substituting the following therefor:

     "2.08 'Company' means MASSBANK, or any successor to all or a major portion of its business which adopts and continues the Plan and Trust pursuant to
     Section 10.05."

     3. Section 2.17 is hereby amended by deleting such section in its entirety and substituting the following therefor:

     "2.17 'Plan' means the 'MASSBANK EMPLOYEES' STOCK OWNERSHIP PLAN' as set forth herein, and as it may be amended from time to time."

     4. Section 13.03 is hereby amended by deleting the last sentence thereof and substituting the following therefor:

     "Subject to Sections 13.04 and 13.06, each Participating Company hereby authorizes MASSBANK to exercise on its behalf all such rights, powers, and duties, including amendment or termination of the Plan."

B.   This Sixth Amendment is effective as of November 1, 1996.

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C.   Except as amended by Section A above, the Trust Agreement is in all other respects hereby confirmed.

     IN WITNESS WHEREOF, this Sixth Amendment has been signed and sealed on behalf of the Bank by its duly authorized officer, this 6th day of June, 1997.


                                     MASSBANK
                                     By: /s/ Gerard H. Brandi
                                             -----------------------------------
                                             President


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